UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12
ALPS SERIES TRUST
(Name of Registrant as Specified in Its Charter)
___________________________________
(Name of Person Filing Proxy Statement, if other than the Registrant)

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ALPS SERIES TRUST

INSIGNIA MACRO FUND

May 14, 2018

Dear Shareholders:

The enclosed Proxy Statement discusses proposals to be voted upon by the shareholders (the “Shareholders”) of the Insignia Macro Fund (the “Fund”), a series of the ALPS Series Trust (the “Trust”), at a meeting to be held on July 6, 2018 (the “Meeting”). During the Meeting, the shareholders of the Fund will vote on two proposals (the “Proposals”): (i) to approve a new investment advisory agreement with Meritage Capital, LLC (“Meritage”) and (ii) to approve a new investment sub-advisory agreement with Sage Advisory Services, Ltd. Co. (“Sage”).

Please review the Proxy Statement and cast your vote on the Proposals. After consideration of the Proposals, the Board of Trustees of the Trust (the “Board of Trustees”) has unanimously approved the Proposals. The Board of Trustees recommends that you vote FOR the Proposals.

Proposal:

Meritage serves as the adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets and Sage is the sub-adviser to the Fund’s fixed income strategy. On or around March 19, 2018, Meritage entered into an agreement pursuant to which an affiliated holding company of Brown Advisory, LLC (“Brown”) would acquire 100% of the issued and outstanding membership interests of Meritage (the “Transaction”). Upon completion of the Transaction, Meritage would operate as a wholly-owned subsidiary of Brown. The completion of the Transaction occurred on May 3, 2018 (the “Closing Date”), and caused a change of control for Meritage and, therefore, resulted in the termination of the Fund’s investment advisory agreement with Meritage (the “Prior Advisory Agreement”) and the Fund’s sub-advisory agreement with Sage (the “Prior Sub-Advisory Agreement” and, together with the Prior Advisory Agreement, the “Prior Agreements”).

To avoid disruption of the Fund’s investment program, the Board of Trustees approved at an in-person Board meeting on May 1, 2018, an interim investment advisory agreement with Meritage (the “Interim Advisory Agreement”) and an interim sub-advisory agreement with Meritage and Sage (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”) for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). These Interim Agreements went into effect on the Closing Date and will remain in effect until the earlier to occur of (i) 150 days from the Closing Date or (ii) the approval by the Fund shareholders of a new investment advisory agreement among the Trust, on behalf of the Fund, and Meritage (the “New Advisory Agreement”) and a new investment sub-advisory Agreement by and among the Trust, on behalf of the Fund, Meritage and Sage (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”). Except for the provisions required by Rule 15a-4 under the 1940 Act, the Interim Agreements contain the same terms and conditions as the Prior Agreements.

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved the New Agreements. If approved by shareholders of the Fund, the New Agreements will take effect on the date such approval occurs, and will allow Meritage to continue to serve as the investment adviser to the Fund and Sage to continue to serve as sub-advisor to the Fund’s fixed income strategy, under terms that are the same in all material respects to the Prior Agreements, except that there will be a new commencement date and an initial one (1) term for each of the New Agreements, with annual renewal thereafter subject to approval. Each of the Prior Agreements had an initial (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Agreements. Under the New Agreements, Meritage will continue to provide investment advisory services to the Fund and Sage will continue to provide sub-advisory services for the Fund’s fixed income strategy, both subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreements and for the same fees that are currently in effect.

The Fund’s investment objectives and investment strategies will not change as a result of the Transaction. The investment advisory personnel of Meritage and Sage who provide services to the Fund are expected to remain the same.

The Transaction and these proposals are discussed in detail in the enclosed Proxy Statement. Approval of the New Agreements will neither alter the number of shares you own in the Fund nor cause a change to the advisory fee rate payable to the Fund’s investment adviser or sub-adviser.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSALS.

Your vote is important no matter how many shares you own. The proxy documents explain the proposals in detail, and we encourage you to review the proxy documents. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposals or the voting instructions, you may call AST Fund Solutions, LLC, our proxy solicitation firm, at (800) 714-3305.

Very truly yours,

/s/ Jeremy O. May

Jeremy O. May
President of ALPS Series Trust

ALPS SERIES TRUST

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On

July 6, 2018

1290 Broadway, Suite 1100

Denver, Colorado 80203

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of Insignia Macro Fund (the “Fund”), a series of ALPS Series Trust (the “Trust”), will be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on July 6, 2018 at 10:00 a.m. Mountain time.

At the Meeting, Fund shareholders will be asked to act upon the following:

1.	To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and Meritage Capital, LLC (“Meritage”);

2.	To approve a new Investment Sub-Advisory Agreement among the Trust, on behalf of the Fund, Meritage and Sage Advisory Services, Ltd. Co. ((1) and (2) together, the “Proposals”); and

3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

Any shareholder who owned shares of the Fund as of the close of business on May 7, 2018 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund, or by voting in person at the Meeting.

Proposals:

As described in further detail in the enclosed Proxy Statement, Meritage serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets and Sage Advisory Services, Ltd. Co. (“Sage”) serves as sub-adviser to the Fund’s fixed income strategy.

On or around March 19, 2018, Meritage entered into an agreement pursuant to which an affiliated holding company of Brown Advisory, LLC (“Brown”) would acquire 100% of the issued and outstanding membership interests of Meritage (the “Transaction”). Upon completion of the Transaction, Meritage would operate as a wholly-owned subsidiary of Brown. The completion of the Transaction occurred on May 3, 2018 (the “Closing Date”), and caused a change of control for Meritage and, therefore, resulted in the termination of the Fund’s investment advisory agreement with Meritage (the “Prior Advisory Agreement”) and the Fund’s sub-advisory agreement with Sage (the “Prior Sub-Advisory Agreement” and, together with the Prior Advisory Agreement, the “Prior Agreements”).

To avoid disruption of the Fund’s investment program, the Board of Trustees approved at an in-person Board meeting on May 1, 2018, an interim investment advisory agreement with Meritage (the “Interim Advisory Agreement”) and an interim sub-advisory agreement with Meritage and Sage (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”) for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). These Interim Agreements went into effect on the Closing Date and will remain in effect until the earlier to occur of (i) 150 days from the Closing Date or (ii) the approval by the Fund shareholders of a new investment advisory agreement among the Trust, on behalf of the Fund, and Meritage (the “New Advisory Agreement”) and a new investment sub-advisory Agreement by and among the Trust, on behalf of the Fund, Meritage and Sage (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”). Except for the provisions required by Rule 15a-4 under the 1940 Act, the Interim Agreements contain the same terms and conditions as the Prior Agreements.

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved the New Agreements. If approved by shareholders of the Fund, the New Agreements will take effect on the date such approval occurs, and will allow Meritage to continue to serve as the investment adviser to the Fund and Sage to continue to serve as sub-advisor to the Fund’s fixed income strategy, under terms that are the same in all material respects to the Prior Agreements, except that there will be a new commencement date and an initial one (1) term for each of the New Agreements, with annual renewal thereafter subject to approval. Each of the Prior Agreements had an initial (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Agreements. Under the New Agreements, Meritage will continue to provide investment advisory services to the Fund and Sage will continue to provide sub-advisory services for the Fund’s fixed income strategy, both subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreements and for the same fees that are currently in effect.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of ALPS Series Trust,
on behalf of the Fund

/s/ Richard C. Noyes

Richard C. Noyes
Secretary

May 14, 2018

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on July 6, 2018 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at https://www.proxyonline.com/docs/InsigniaMacroFund2018.pdf. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 800-714-3305. You may also call for information on how to obtain directions to be able to attend the Meeting in person. Copies of the Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the Fund’s annual report. You may request a copy of the annual report by calling 855-674-4642 or by visiting the Fund’s website at www.insigniafunds.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder proposals. Your vote is important.

QUESTIONS AND ANSWERS

General:

Q. What am I being asked to vote on?

A. At the Meeting, you will be asked to act upon the following:

1.	To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Meritage Capital, LLC (“Meritage”);
2.	To approval a new investment sub-advisory agreement by and among the Trust, on behalf of the Fund, Meritage and Sage Advisory Services, Ltd. Co. (“Sage”) ((1) and (2) together, the “Proposals”); and
3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund and have the right to vote on these very important proposals concerning your investment.

Q. Who will bear the costs related to this proxy solicitation?

A. Meritage, Brown, or one of their affiliates has agreed to bear the costs related to this proxy solicitation.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on May 7, 2018 (the “Record Date”), you are entitled to vote with respect to the proposals.

Q. When and where will the Meeting be held?

A. The Meeting will be held in the offices of the Trust at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on July 6, 2018 at 10:00 a.m. Mountain time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q. What vote is required to approve the Proposals?

A. The Proposals require the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the Investment Company Act of 1940, as amended (the “1940 Act”), that means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposals.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving written notice of your revocation to the Fund, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call 855-674-4642, or write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call AST Fund Solutions, LLC, our proxy solicitation firm, toll free at (800) 714-3305.

Proposals

Q. What is happening?

A. Meritage serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets and Sage serves as sub-adviser to the Fund’s fixed income strategy.

On or around March 19, 2018, Meritage entered into an agreement pursuant to which an affiliated holding company of Brown Advisory, LLC (“Brown”) would acquire 100% of the issued and outstanding membership interests of Meritage (the “Transaction”). Upon completion of the Transaction, Meritage would operate as a wholly-owned subsidiary of Brown. The completion of the Transaction occurred on May 3, 2018 (the “Closing Date”), and caused a change of control for Meritage and, therefore, resulted in the termination of the Fund’s investment advisory agreement with Meritage (the “Prior Advisory Agreement”) and the Fund’s sub-advisory agreement with Sage (the “Prior Sub-Advisory Agreement” and, together with the Prior Advisory Agreement, the “Prior Agreements”).

To avoid disruption of the Fund’s investment program, the Board of Trustees approved at an in-person Board meeting on May 1, 2018, an interim investment advisory agreement with Meritage (the “Interim Advisory Agreement”) and an interim sub-advisory agreement with Meritage and Sage (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”) for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). These Interim Agreements went into effect on the Closing Date and will remain in effect until the earlier to occur of (i) 150 days from the Closing Date or (ii) the approval by the Fund shareholders of a new investment advisory agreement among the Trust, on behalf of the Fund, and Meritage (the “New Advisory Agreement”) and a new investment sub-advisory Agreement by and among the Trust, on behalf of the Fund, Meritage and Sage (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”). Except for the provisions required by Rule 15a-4 under the 1940 Act, the Interim Agreements contain the same terms and conditions as the Prior Agreements.

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved the New Agreements. If approved by shareholders of the Fund, the New Agreements will take effect on the date such approval occurs, and will allow Meritage to continue to serve as the investment adviser to the Fund and Sage to continue to serve as sub-advisor to the Fund’s fixed income strategy, under terms that are the same in all material respects to the Prior Agreements, except that there will be a new commencement date and an initial one (1) term for each of the New Agreements, with annual renewal thereafter subject to approval. Each of the Prior Agreements had an initial (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Agreements. Under the New Agreements, Meritage will continue to provide investment advisory services to the Fund and Sage will continue to provide sub-advisory services for the Fund’s fixed income strategy, both subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreements and for the same fees that are currently in effect.

Q. How will the Transaction or the approval of a New Agreements affect me as a Fund Shareholder?

A. The investment objectives and strategies for the Fund will be unchanged as a result of the completion of the Transaction or the approval of the New Agreements, and you will still own the same shares in the Fund. The terms of the New Agreements are the same as the Prior Agreements in all material respects except that there will be a new commencement date and initial term. The advisory fee rates payable to Meritage will remain the same as under the Prior Advisory Agreement and the sub-advisory fee rates payable to Sage will similarly remain the same.

If approved by the shareholders, the New Agreements will have an initial two-year term and will be subject to annual renewal thereafter. The Meritage portfolio managers who currently manage the Fund are expected to continue to manage the Fund under New Agreement and the Sage portfolio managers who currently manage the Fund’s fixed income strategy are expected to remain the same. The Fund is also expected to enter into a fee waiver letter agreement with Meritage with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through May 2, 2020, for a period of two (2) years from the date of the Transaction. Meritage has indicated that it expects to agree to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to the annual rate of 1.75%.

Q. Will there be any changes to the Fund’s portfolio managers?

A. The Fund’s portfolio managers are expected to remain the same immediately following the Closing Date.

Q. Will the Fund’s name change as a result of the Transaction?

A. No. The Fund’s name is not expected to change.

Q. Has the Board of Trustees approved the New Agreements and how do the Trustees of the Fund recommend that I vote?

A. The Board of Trustees unanimously approved the New Agreements at a meeting held on May 1, 2018, and recommends that you vote FOR the Proposals.

Q. What will happen if shareholders of the Fund do not approve the New Agreements?

A. If shareholders of the Fund do not approve the New Agreements, the Transaction will not be completed, and the Board may consider all other available options, including without limitation, liquidating the Fund.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

ALPS SERIES TRUST

INSIGNIA MACRO FUND

PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on July 6, 2018

1290 Broadway

Suite 1100

Denver, Colorado 80203

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of ALPS Series Trust (the “Trust”), on behalf of each of the Insignia Macro Fund (the “Fund”), a series of the Trust, to be used at the special meeting of shareholders (the “Shareholders”) of the Fund to be held in the offices of the Trust, at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on July 6, 2018 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Fund via the mailing on or about May 14, 2018 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Fund, (ii) by officers, employees and agents of the Fund’s investment adviser, Meritage Capital, LLC (“Meritage”) and/or its affiliates, (iii) by officers, employees and agents of an affiliated holding company of Brown Advisory, LLC (“Brown”) and/or its affiliates, (iv) by officers, employees and agents of the Fund’s administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates; and/or (v) AST Fund Solutions, LLC, the Fund’s proxy solicitor. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, the Fund’s shareholders will be asked to act upon the following:

1.	To approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and Meritage;
2.	To approval a new investment sub-advisory agreement by and among the Trust, on behalf of the Fund, Meritage and Sage Advisory Services, Ltd. Co. (“Sage”) ((1) and (2) together, the “Proposals”); and
3.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees has set the close of business on May 7, 2018 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposals at the Meeting. The vote for the Proposals will be at the Fund level, meaning that the Shareholders of all classes of the Fund will vote together.

As of the Record Date, the number of Fund shares issued and outstanding is [______].

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

TABLE OF CONTENTS

Page
Proposals
Evaluation by the Board
Information about the Adviser
Information about Other Service Providers
General Information
Voting Information
Exhibit A: Form of New Agreement
Exhibit B: Data Regarding Prior and New Agreements

GENERAL OVERVIEW

PROPOSALS: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT AND NEW INVESTMENT SUB-ADVISORY AGREEMENT

The Transaction

Meritage serves as the adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets and Sage is the sub-adviser to the Fund’s fixed income strategy. On or around March 19, 2018, Meritage entered into an agreement pursuant to which an affiliated holding company of Brown Advisory, LLC (“Brown”) would acquire 100% of the issued and outstanding membership interests of Meritage (the “Transaction”). Upon completion of the Transaction, Meritage would operate as a wholly-owned subsidiary of Brown. The completion of the Transaction occurred on May 3, 2018 (the “Closing Date”), and caused a change of control for Meritage and, therefore, resulted in the termination of the Fund’s investment advisory agreement with Meritage (the “Prior Advisory Agreement”) and the Fund’s sub-advisory agreement with Sage (the “Prior Sub-Advisory Agreement” and, together with the Prior Advisory Agreement, the “Prior Agreements”).

To avoid disruption of the Fund’s investment program, the Board of Trustees approved at an in-person Board meeting on May 1, 2018, an interim investment advisory agreement with Meritage (the “Interim Advisory Agreement”) and an interim sub-advisory agreement with Meritage and Sage (the “Interim Sub-Advisory Agreement” and, together with the Interim Advisory Agreement, the “Interim Agreements”) for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). These Interim Agreements went into effect on the Closing Date and will remain in effect until the earlier to occur of (i) 150 days from the Closing Date or (ii) the approval by the Fund shareholders of a new investment advisory agreement among the Trust, on behalf of the Fund, and Meritage (the “New Advisory Agreement”) and a new investment sub-advisory Agreement by and among the Trust, on behalf of the Fund, Meritage and Sage (the “New Sub-Advisory Agreement” and, together with the New Advisory Agreement, the “New Agreements”). Except for the provisions required by Rule 15a-4 under the 1940 Act, the Interim Agreements contain the same terms and conditions as the Prior Agreements.

In anticipation of the completion of the Transaction and related events, the Board of Trustees has reviewed and approved the New Agreements. If approved by shareholders of the Fund, the New Agreements will take effect on the date such approval occurs, and will allow Meritage to continue to serve as the investment adviser to the Fund and Sage to continue to serve as sub-advisor to the Fund’s fixed income strategy, under terms that are the same in all material respects to the Prior Agreements, except that there will be a new commencement date and an initial one (1) term for each of the New Agreements, with annual renewal thereafter subject to approval by the Board. Each of the Prior Agreements had an initial (2) year term, with annual renewal thereafter subject to approval.

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Agreements. Under the New Agreements, Meritage will continue to provide investment advisory services to the Fund and Sage will continue to provide sub-advisory services for the Fund’s fixed income strategy, both subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreements and for the same fees that are currently in effect.

Interim Agreements

Under 1940 Act Rule 15a-4, an investment adviser can serve pursuant to an interim advisory agreement for up to 150 days while seeking shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met by the Board of Trustees at an in-person meeting with respect to the Interim Agreements:

1.	the compensation under the interim agreement may be no greater than under the previous contract;
2.	the board, including a majority of the independent trustees, must vote in person to approve the interim agreement before the previous contract is terminated;
3.	the board, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous contract;
4.	the interim agreement provides that the board or a majority of a fund’s outstanding voting securities may terminate the interim agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;
5.	the interim agreement contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the board;
6.	the interim agreement provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account in which the advisory fees will be held pending approval of a new contract by shareholders; and
7.	the board satisfies certain fund governance standards under Rule 0-1(a)(7) of the 1940 Act.

The Interim Agreements will terminate upon the sooner to occur of (1) the date that is 150 days after the Closing Date, or (2) the approval by the Fund’s shareholders of the New Agreement. Under the Interim Agreements, the fees earned by Meritage or Sage, if any, during this interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to Meritage and Sage if the Fund’s shareholders approve the New Agreement within 150 days of the date of the Interim Agreements. If shareholders of the Fund do not approve the New Agreements within 150 days of the date of the Interim Agreement, then Meritage and Sage will be paid, if applicable, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Agreements, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

New Agreements

To provide for continuity in the operation of the Fund, and to enable the Fund to benefit from favorable developments in its management, you are being asked to approve the New Agreements. Under the New Agreements, Meritage will continue to provide investment advisory services and Sage will provide sub-advisory services, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreements and for the same fees that are currently in effect.

The Fund’s investment objectives and investment strategies will not change as a result of the Transaction. The investment advisory personnel of Meritage who provide services to the Fund and the Sage portfolio managers who provide sub-advisory services to the Fund’s fixed income strategy are expected to remain the same.

Each of the members of the Board of Trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Fund, Meritage, Brown or Sage (the “Independent Trustees”), are expected to continue to serve on the Board of Trustees following the Closing Date. The Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrators, distributor and transfer agent of the Fund. Meritage is not proposing any changes to these existing service providers at this time.

Shareholders of the Fund are being asked to approve (i) the New Advisory Agreement between the Trust, on behalf of the Fund, and Meritage and (ii) the New Sub-Advisory Agreement among the Trust, on behalf of the Fund, Meritage and Sage. Approval of the New Agreements is being sought so that the operation of the Fund can continue without interruption.

Board Approval and Recommendation

During its meeting on May 1, 2018, the Board of Trustees considered various factors relating to the Transaction and the New Agreements. In connection with such meeting, the Board reviewed certain information provided by Meritage, Brown and Sage at the Board’s request.

On May 1, 2018, the Board of Trustees of the Trust, including a majority of the Independent Trustees: (i) unanimously approved the New Agreements and (ii) unanimously recommended that Shareholders of the Fund approve the New Agreements. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of Prior and New Agreements

The form of each New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows, with respect to the Fund:

●	the date of the Prior Agreements;

●	the date on which the Prior Agreements were last approved by the Board;

●	the advisory fee rate and sub-advisory fee rate under the Prior Agreements;

●	the aggregate amount of Meritage’s advisory fee and the amount and purpose of any other payments by the Fund or Meritage, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended September 30, 2017;

●	the aggregate amount of Sage’s sub-advisory fee and the amount and purpose of any other payments by the Fund or Sage, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended September 30, 2017; and

●	whether Meritage has waived, reduced or otherwise agreed to reduce its compensation with respect to the Fund under any applicable contract.

Except as described below, the terms of the New Agreements are the same in all material respects except that there will be a new initial term.

Services Provided

Under the terms of the Prior Agreements, Meritage serve as the investment adviser for the Fund. Subject to the supervision of the Board of Trustees, Meritage provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund; provided, that Sage serves as sub-advisor for the Fund’s fixed income strategy. Generally, Meritage determines from time to time what securities and other investments will be purchased, retained or sold by the Fund, and provides such services for the Fund in accordance with the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time. With respect to the Fund’s fixed income strategy, Sage determines from time to time what securities and other investments will be purchased, retained or sold by the Fund.

Meritage and Sage’s responsibilities and obligations under the New Agreements for the Fund will be substantively identical to those under the Prior Agreements.

Compensation

Under the terms of the Prior Advisory Agreement, Meritage is entitled to receive an annual management fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.25% (125 basis points) of the Fund’s daily net assets during the month.

Under the terms of the Prior Sub-Advisory Agreement, Meritage pays Sage an annual management fee of 0.10% (10 basis points) for the first $25 million, 0.18% (18 basis points) for the next $25 million and 0.10% (10 basis points) for assets in excess of $50 million. The sub-advisory fee is based on the Fund’s average daily net assets during the month. The sub-advisory fee is paid on a monthly basis, with a minimum annual fee of $25,000.

The advisory fee rate payable to Meritage under the New Advisory Agreement will be identical to the fee rate payable under the Prior Advisory Agreement. The sub-advisory fee rate payable to Sage under the New Sub-Advisory Agreement will be identical to the sub-advisory fee rate payable pursuant to the Prior Sub-Advisory Agreement.

The Fund is also expected to enter into a new fee waiver letter agreement with Meritage with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through May 2, 2020, for a period of two (2) years from the date of the Transaction.

Liability of Meritage and Sage

Under the terms of the Prior Advisory Agreement, Meritage is not liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection provision of services under the Prior Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by Meritage of its obligations and duties under the Prior Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended (the “1940 Act”)). Under the terms of the Prior Sub-Advisory Agreement, subject to federal and state securities laws, Sage is not liable for any action taken or omitted by it in the absence of bad faith, willful misconduct, negligence or reckless disregard of its duties.

The New Agreements will provide for limitations of liability for Meritage and Sage substantively identical to those described above.

Term and Termination

Each Prior Agreement provided for an initial term of two (2) years, with annual renewal thereafter only if such continuance is specifically approved at least annually in conformance with the 1940 Act. Each Prior Agreement could have been terminated (a) by the Fund at any time, without the payment of any penalty, by the vote of a majority of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Fund, (b) by the investment adviser at any time, without the payment of any penalty, on 60 days’ written notice to the other parties, and (c) with respect to the Prior Sub-Advisory Agreement, by the sub-adviser upon sixty (60) days’ written notice to the Fund and Meritage. Each Prior Agreement could have also terminated automatically in the event of its assignment.

Each New Agreement will have an initial term of one (1) year, and otherwise will be substantively identical to each Prior Agreement. The commencement date of each New Agreement is expected to be the date such agreement is approved by the Shareholders.

Portfolio Management

The Fund’s portfolio managers are expected to remain the same immediately following the Closing Date.

Required Quorum and Vote

As provided under the governing documents of the Trust, the presence in person or by proxy of at least thirty percent (30%) of the votes entitled to be cast on any particular matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

Assuming a quorum is present, approval of the Proposals separately requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The vote for the Proposals will be at the Fund level, meaning that the Shareholders of all share classes of the Fund will vote together.

Effect if the Proposals are Not Approved

If shareholders of the Fund do not approve the Fund’s New Agreements, the Transaction will not be completed and the Board may consider all other available options, including without limitation, closing the Fund.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSALS

EVALUATION BY THE BOARD

Summary of Board Meetings and Considerations

The Board of Trustees met on May 1, 2018 to evaluate, among other things, the Transaction, Meritage and Sage, and to determine whether approving the New Agreements was in the best interests of the Fund’s shareholders. At these meetings and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the New Agreements, the Board of Trustees and its counsel reviewed materials furnished by Meritage, Brown and Sage, and communicated with senior representatives of Meritage, Brown and Sage regarding personnel, operations and financial condition. The Board of Trustees also reviewed the terms of the Transaction and the New Agreements, and considered their possible effects on the Fund and its Shareholders.

During these meetings, the representatives of Meritage, Brown and Sage indicated their belief that the Transaction would not adversely affect the continued operation of the Fund and described the ability of Meritage to continue to provide the same level of advisory services to any Fund. Those representatives indicated that they believed that the Transaction may provide certain benefits to the Fund, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board of Trustees’ recommendation that shareholders of the Fund approve the New Agreements, the Board of Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from Brown and Meritage that the manner in which the Fund’s assets are managed will not change in any material manner, that the personnel who currently manage the Fund’s assets will remain substantially the same after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to any Fund;

(ii) the fact that the material terms of each New Agreements is substantively identical to the material terms of its related Prior Agreement;

(iii) the agreement by Meritage to cause the Fund’s current contractual fee waiver/expense reimbursement arrangement to continue through May 2, 2020, for a period of two (2) years from the date of the Transaction;

(iv) the history, reputation, qualifications and background of Meritage and its key personnel;

(v) the fact that shareholders of the Fund will not bear any costs in connection with the Transaction, insofar as Meritage has agreed to pay such expenses, including proxy solicitation expenses;

(vi) other information provided by representatives of Meritage, Brown and Sage regarding the anticipated impact of the Transaction, including with respect to the operational, administrative and compliance services expected to be provided to the Fund; and

(vii) other factors described in greater detail below.

Board Consideration of each New Agreement

The 1940 Act requires that the Board of Trustees of the Fund review the Fund’s advisory contracts and consider whether to approve them and, as required, to recommend that shareholders approve them.

In anticipation of the Board of Trustees’ meeting on May 1, 2018, and as part of the process to consider the New Agreements, legal counsel to the Independent Trustees requested certain information from Meritage, Brown and Sage. In response to these requests, the Independent Trustees received reports from Meritage, Brown and Sage that addressed specific factors to be considered by the Board of Trustees. The Board of Trustees also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as a memorandum regarding the Board of Trustees’ responsibilities pertaining to particular considerations with respect to the New Agreements.

As part of its evaluation, the Trustees received and considered information from Meritage regarding the general plans and intentions regarding the Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of Meritage and Brown in connection with the Transaction, including the anticipated senior management structure following the Closing Date. The Independent Trustees met to consider Meritage’s recommendation in favor of recommending shareholder approval of the New Agreements. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreements were reasonable and fair and that its approval was in the best interests of the Fund and its shareholders.

In voting to approve each New Agreement, the Board of Trustees did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board of Trustees, but provides a summary of the principal matters it considered. The Board of Trustees considered whether the New Agreements would be in the best interests of the Fund and its shareholders, based on: (i) the nature, extent and quality of the services to be provided under the New Agreements; (ii) the investment performance of the Fund; (iii) the expenses borne by the Fund (including management fees and other expenses), the fees directly and indirectly charged by Meritage and Sage to the Fund and to their respective other clients, and projected profits to be realized by Meritage and Sage and each of their affiliates, if applicable, from their respective relationships with the Fund; (iv) the fact that economies of scale may be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (v) potential fall-out benefits to Meritage and Sage from their relationships with the Fund; and (vi) other general information about Meritage and Sage. The following is a summary of the Board of Trustees’ consideration and conclusions regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board of Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Fund under the New Agreements. The Trustees reviewed and considered Meritage’s and Sage’s respective investment advisory personnel, their history as asset managers, and the amount of assets currently under management by Meritage and Sage. They considered similar information with respect to Brown. The Trustees also discussed the research and decision-making processes utilized by Meritage and Sage, including the methods adopted to seek to achieve compliance with the investment objective, policies and restrictions of the Fund.

The Trustees considered the background and experience of Meritage’s and Sage’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. They discussed the respective duties of each firm.

The Trustees observed that the Transaction would have no impact on Sage and its operations, and that they were satisfied with the nature, extent and quality of services currently being provided by Sage to the Fund. As for Meritage, the Trustees noted that the Transaction was not expected to result in any change in the management team primarily responsible for the day-to-day portfolio management of the Fund, that the Fund would continue to receive a high level of service. They agreed that the additional resources of Brown, as the parent company, including resources in the area of legal support, compliance infrastructure, and cybersecurity programs, could benefit the Fund’s shareholders.

Investment Advisory Fee Rate

The Trustees reviewed and considered (i) the contractual annual advisory fee paid by the Fund to Meritage of 1.25% of the Fund’s daily average net assets, and (ii) the contractual annual sub-advisory fee paid by Meritage to Sage of 0.10% on the first $25 million, 0.18% on the next $25 million and 0.10% over $50 million, with an annual minimum of $25,000, in light of the extent and quality of the advisory services provided by each of Meritage and Sage to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with those of funds in the peer group selected by an independent consultant. The Trustees noted that the Fund’s contractual annual advisory fee of 1.25% was below the peer group average and the peer group median.

Investment Performance

The Board of Trustees reviewed performance information provided for the Fund for the 3-month, 1-year, 3-year and since inception date periods ended December 30, 2017. compared to a peer group selected by an independent consultant, as well as the HFRI Macro (Total) Index. They observed the Fund’s returns for each period presented trailed the Index and peer group average returns. They considered information presented by Meritage regarding the volatility of the Fund, and agreed that, on a risk adjusted basis, the Fund’s performance appeared more favorable. A representative of Sage reported on the performance of the fixed income portion of the Fund, providing year to date and quarterly performance data. The Trustees agreed that the fixed income portfolio had performed well relative to Treasury securities, and that the short duration of the fixed income securities had served the Fund well.

Comparable Accounts

The Board received and considered certain information provided by Meritage and Sage regarding fees charged and types of services provided to certain of its other clients utilizing strategies similar to those employed for the Fund. They noted the fee arrangement with Meritage was favorable when compared to a privately offered fund that employs a strategy comparable to the Fund. They discussed the Sage fee that is paid by Meritage, noting its various breakpoints, and concluded that the fee was reasonable when compared to Sage’s typical fee for portfolio management.

Projected Profitability and Costs of Services to Meritage and Sage

The Board of Trustees considered statements by Meritage and Sage regarding the anticipated similarity between the profitability profile of the Fund as managed by Meritage and as managed by Meritage and Sage in light of the fees payable under each New Agreement, and also considered information regarding the financial condition of Meritage and Sage. They reviewed profit projections provided by Meritage and Sage. The Trustees agreed that the profitability of each of Sage and Meritage appeared reasonable.

Economies of Scale

The Board of Trustees considered whether economies of scale in the provision of services to the Fund was being passed along to the shareholders. They discussed the unique breakpoint structure afforded by Sage, which provided some benefit to Meritage at lower asset levels. They concluded that the expense limitation agreement was adequate at current asset levels, and economies of scale would be revisited as Fund asset levels increase.

Other Benefits

The Board of Trustees also reviewed and considered any other benefits derived or to be derived by Meritage and Sage from their relationship with the Fund noting that neither Meritage Capital nor Sage Advisory engaged in soft dollar arrangements, and neither firm identified any material additional benefits from their respective relationship with the Fund.

Based on its evaluation of the aforementioned considerations, and taking into account the Transaction-specific factors enumerated above, the Board of Trustees unanimously voted to approve the New Agreements for the Fund, and to recommend to the Shareholders of the Fund that they approve the New Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board of Trustees intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by Meritage of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund. At the present time, three (3) of four (4) of the Trustees are classified as Independent Trustees and following the Transaction, all three (3) of the Independent Trustees will continue to be classified as such.

In addition, the Fund is also expected to enter into a new fee waiver letter agreement with Meritage with substantially similar material terms as the fee waiver letter agreement currently in place. The new fee waiver letter agreement will continue through May 2, 2020, for a period of two (2) years from the date of the Transaction.

INFORMATION ABOUT MERITAGE CAPITAL, LLC

Meritage Capital, LLC (“Meritage”) is currently engaged to manage the investments of the Fund in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by Meritage and the Board of Trustees. Meritage is located at 515 Congress Ave., Suite 2200, Austin, Texas 78701. As of May 1, 2018, Meritage had approximately $1 billion in assets under management.

Information regarding the principal executive officers and directors of Meritage their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation (all at Meritage)	Position(s) with the Fund (if any)
Thomas J. Meredith	Chairman of the Board	None
Alex C. Smith	CEO and Chairman of the Board	None
Glenn K. Stotts	Deputy Chief Investment Officer	None
Joseph S. Wade	Chief Investment Officer	None
Michael S. Rhodes	Managing Director	None
Tina Badciong	Chief Financial Officer	None

*	The business address for each person listed is 515 Congress Ave., Suite 2200, Austin, Texas 78701.

INFORMATION ABOUT SAGE ADVISORY SERVICES, LTD. CO.

Sage Advisory Services, LTD. CO. (“Sage”) is currently engaged to manage the Fund’s fixed income strategy in accordance with the prospectus and other offering documents, investment objective, policies and limitations and investment guidelines established by Meritage and the Board of Trustees. Sage is located at 5900 Southwest Parkway, Building I, Austin, Texas 78735. As of May 1, 2018, Sage had approximately $12.5 billion in assets under management.

Information regarding the principal executive officers and directors of Sage their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation (all at Sage)	Position(s) with the Fund (if any)
Robert G. Smith	President and Chief Investment Officer	None
Mark MacQueen	Executive Vice President	None
Robert C. Peck, Jr.	Investment Strategy	None
Thomas H. Urano	Managing Director	None
Jeffrey S. Timlin	Managing Director	None
Robert D. Williams	Managing Director	None
Gregory J. Figaro	Principal, Managing Director	None
Michael D. Walton	Managing Director	None

*	The business address for each person listed is 5900 Southwest Parkway, Building I, Austin, Texas 78735.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Investment Adviser, Co-Administrators, Distributor and Transfer Agent

ALPS Fund Services, 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Fund. ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Fund’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, the number of Fund shares issued and outstanding is [______].

As of the Record Date, and to the best knowledge of the Trust, the following persons were known to own of record more than 5% of any class of the voting securities of the Fund:

Record Owners of More Than 5% of Any Class
[_______________]

[As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.]

Any person owning more than 25% of the outstanding shares of the Fund may be deemed to control it.

As of the Record Date, no officer or Trustee owns securities of, or has any other material direct or indirect interest in, Meritage or any person controlling, controlled by or under common control with Meritage. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since October 1, 2016, to which Meritage or Sage was a party.

Other Information

During the most recent fiscal year ended September 30, 2017, no commissions were paid by the Fund to a broker affiliated with Meritage or Sage.

Payment of Solicitation Expenses

Meritage, Brown, or one of their affiliates will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. AST Fund Solutions, LLC, a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $35,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact 800-714-3305.

Other Business

The Board of Trustees does not intend to bring any matters before the Meeting other than the Proposals described in this Proxy Statement, and the Board of Trustees is not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund (if available), including financial statements of the Fund, have previously been sent to Fund shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual reports (when available) can be obtained at no cost. To request a report for the Fund, please call 303- 623-2577, write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201, or visit www.insigniafunds.com.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposals, the Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer's shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposals. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposals.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposals, and as a consequence, will have the effect of a vote against the Proposals.

Quorum; Adjournment

As provided under the governing documents of the Trust, the presence in person or by proxy of at least thirty percent (30%) of the votes entitled to be cast on any particular matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for matters upon which the Shareholders vote at adjournments.

The presence of a quorum alone, however, is not sufficient to approve the proposals (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the proposals have not been received or in the discretion of such persons, the shareholder present in person or by proxy may adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of the Proposals will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the 1940 Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact AST Fund Solutions, LLC toll free at 800-714-3305. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 9:00 p.m. Eastern time and Saturday, 10:00 a.m. Eastern time to 5:00 p.m. Eastern time.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:	Form of New Agreement
EXHIBIT B:	Data Regarding Prior Agreements and New Agreements

EXHIBIT A

FORM OF NEW AGREEMENTS

ALPS SERIES TRUST

INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (this “Agreement”) is made and entered into as of this __ day of __________, 2018, by and between Meritage Capital, LLC (the “Adviser”), a Delaware limited liability company, and ALPS Series Trust, a Delaware statutory trust (the “Trust”), regarding the Fund listed in Appendix A attached hereto (the “Fund”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the 1940 Act, the Commodity Exchange Act of 1936, as amended (“CEA”), its Declaration of Trust dated January 12, 2012, the Trust’s Bylaws and in the Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below. Additional funds may from time to time be added to those covered by this Agreement by the parties executing a new Appendix A, which shall become effective upon its execution and shall superseded any Appendix A having an earlier date.

2. Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a. Declaration of Trust;

b. Bylaws;

c. Resolutions of the Board of Trustees of the Trust selecting the Adviser as the Fund’s investment adviser and approving the form of this Agreement; and

d. the Trust’s most recent Post Effective Amendment to its Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3. Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Declaration of Trust, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended, the CEA and other applicable laws and regulations; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, and determine what portion of the Fund’s assets shall be held uninvested; (e) review asset allocations and investment policies with the Board every quarter; (f) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund; (g) place orders for the execution of investment transactions with or through such brokers, dealers or futures commission merchants as the Adviser may reasonably select; (h) execute and enter into account documentation, agreements, contracts and other documents requested by brokers, dealers, counterparties and other persons in connection with its management of the assets of the Fund, including ISDA Master Agreements and other related documents; and (i) open and maintain brokerage accounts, including the entering into or execution of customer agreements relating thereto, of all types on behalf and in the name of the Fund and direct payments of cash, cash equivalents and securities and other property into such brokerage accounts (or from such brokerage accounts to the Fund’s accounts) as the Adviser deems desirable or appropriate in accordance with the terms of this Agreement. In addition, the Adviser will furnish the Trust with reports, statements and other data on securities, economic conditions and other matters related to the investment of the Fund’s assets that the Trust may reasonably request. The appointment of any sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser will keep the Trust informed of developments materially affecting the Fund.

4. Allocation of Charges and Expenses.

(a) The Adviser will be responsible for all of its operating expenses incurred in connection with performing its services under this Agreement, including expenses and fees for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be responsible for all of its expenses including its portion of Trust expenses, including but not limited to: fees and expenses incurred in connection with the issuance, registration and transfer of its shares; brokerage, commissions, spreads, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments including placement and similar fees in connection with direct placements entered into on behalf of the Fund; risk management software and licensing costs which benefit the Fund; all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Trust for the benefit of the Fund, including all fees and expenses of its custodian, shareholder services agent and accounting services agent; all expenses incurred in connection with borrowings including interest charges; costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the 1940 Act; taxes, if any; a pro rata portion of expenditures in connection with meetings of the Fund’s shareholders and the Board of Trustees that are properly payable by the Fund; salaries and expenses of officers of the Trust including without limitation the Trust’s Chief Compliance Officer if determined appropriate by the Board of Trustees, and fees and expenses of members of the Board of Trustees or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser; insurance premiums on property or personnel of the Fund which inure to its benefit, including liability and fidelity bond insurance; the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Fund or other communications for distribution to existing shareholders; legal, auditing and accounting fees; governmental fees, all or any portion of trade association dues or educational program expenses determined appropriate by the Board of Trustees; fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws; all expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any; and all other charges and costs of its operation plus any extraordinary and non-recurring expenses, including litigation, proceedings, claims and indemnification obligations to its directors, officers and shareholders, except as herein otherwise prescribed. Notwithstanding the foregoing, the Adviser shall be responsible for all the costs associated with any special meetings of the Trust or shareholders convened due to a change of control of the Adviser (including, but not limited to, the legal fees associated with preparing a proxy statement and associated mailing and solicitation costs).

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(b) To the extent the Adviser incurs any costs by assuming expenses which are an obligation of the Fund as set forth herein, the Fund shall promptly reimburse the Adviser for such costs and expenses, except to the extent the Adviser has otherwise agreed to bear such expenses. To the extent the services for which the Fund is obligated to pay are performed by the Adviser, the Adviser shall be entitled to recover from the Fund to the extent of the Adviser’s actual costs for providing such services.

5. Compensation of the Adviser.

(a) In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.25% (125 basis points) of the Fund’s daily net assets during the month.

(b) The Adviser voluntarily or contractually reduce any portion of the compensation or expenses due to it pursuant to this Agreement and may agree to make payments to limit the expenses which are the responsibility of the Fund under this Agreement. Any such reduction or payment shall be applicable only to such specific reduction or payment and shall not constitute an agreement to reduce any future compensation or reimbursement due to the Adviser hereunder or to continue future payments. Any such reduction will be agreed to prior to accrual of the related expense or fee and will be estimated daily and reconciled and paid on a monthly basis.

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(c) Any such reductions made by the Adviser in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested in writing and in advance by the Adviser, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. Under the expense limitation agreement, the Adviser may recoup reimbursements made in any fiscal year of the Fund over the following three fiscal years. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

6. Services to other Accounts. The Trust understands that the Adviser acts as investment adviser to other private funds, managed accounts and other advisory clients and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7. Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its trustees, directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account either directly with the issuer or with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. A broker’s or dealer’s sale or promotion of Fund shares shall not be a factor considered by the Adviser or its personnel responsible for selecting brokers or dealers to effect securities transactions on behalf of the Fund, nor shall the Adviser enter into any agreement or understanding under which it will direct brokerage transactions or revenue generated by those transactions to brokers or dealers to pay for distribution of Fund shares.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the most favorable execution, provided that the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker utilized by the Adviser, viewed in terms of either the specific transaction or the Adviser’s overall responsibility to the accounts for which the Adviser exercises investment discretion. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

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8. Standard of Care; Limitation of Liability. The Adviser shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9. Proxy Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time. The Adviser agrees to provide the Fund in a timely manner with a record of votes cast containing all of the voting information required by Form N-PX in an electronic format to enable the Fund to file Form N-PX as required by Rule 30b1-4 under the 1940 Act. Except as provided above, the Adviser shall not be responsible for preparing or filing the Fund’s proxy records in the Trust’s Form N-PX.

10. Information and Reports.

(a) The Adviser shall keep the Fund informed of developments relating to its duties as the Fund’s investment adviser of which the Adviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Adviser shall provide the Fund and its respective officers with such periodic reports concerning the obligations the Adviser has assumed under this Agreement as the Fund may from time to time reasonably request.

(b) Prior to each regular meeting of the Board of the Fund, the Adviser shall provide the Board with reports regarding the Adviser’s management of the Fund during the most recently completed quarter, which reports shall include: (i) the Adviser’s representation that its performance of its investment management duties hereunder is in compliance with the Fund’s investment objectives and practices, the 1940 Act and applicable rules and regulations under the 1940 Act, and the diversification requirements of Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) such other information in such form as may be mutually agreed upon by the Adviser and the Fund.

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(c) Each of the Adviser and the Fund shall provide the other party with a list, to the best of the Adviser’s or the Fund’s respective knowledge, of each affiliated person (and any affiliated person of such an affiliated person) of the Adviser or the Fund, as the case may be, and each of the Adviser and Fund agrees promptly to update such list whenever the Adviser or the Fund becomes aware of any changes that should be added to or deleted from the list of affiliated persons.

(d) The Adviser shall also provide the Fund with any information reasonably requested by the Fund regarding the Adviser’s management of the Fund assets required for any shareholder report, amended registration statement, or Prospectus supplement to be filed by the Fund with the Securities and Exchange Commission (“SEC”).

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the 1940 Act. The Adviser shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the 1940 Act will occur, and to take the steps necessary to enter into a new contract with the Adviser, if so desired.

12. Representations, Warranties and Agreements of the Adviser. The Adviser represents, warrants and agrees that:

(a) It is registered as an “investment adviser” under the Advisers Act.

(b) The Adviser is registered with the Commodity Futures Trading Commission (“CFTC”) in all capacities, if any, in which the Adviser is required under the CEA and the CFTC’s regulations to be so registered and is registered with the National Futures Association if required to be a member thereof.

(c) To the extent that the CEA and the then-current CFTC regulations require registration by the Adviser as a Commodity Pool Operator with respect to the Fund, the Adviser shall comply with such requirements.

(d) It will maintain, keep current and preserve on behalf of the Fund all books and records (i) required pursuant to Rule 31a-1(b)(1), (2)(ii), (2)(iii), (3), (5) – (10), (12) under the 1940 Act and any records reasonably related thereto, or (ii) required in connection with such recordkeeping responsibilities as may be mutually agreed between the Fund and the Adviser from time to time. The Adviser agrees that such records are the property of the Fund, and shall be surrendered to the Fund promptly upon request. The Fund acknowledges that Adviser may retain copies of all records required to meet the record retention requirements imposed by law and regulation.

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(e) It shall maintain a written code of ethics (the “Code of Ethics”) complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-l under the 1940 Act and shall provide the Fund with a copy of the Code of Ethics and evidence of its adoption. It shall institute procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating its Code of Ethics. The Adviser acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund. Each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Adviser shall certify to the Fund that the Adviser has complied with the requirements of Rules 204A-1 and 17j-l during the previous calendar quarter and that there has been no material violation of its Code of Ethics, or of Rule 17j-1(b), and if a violation of the code of ethics of the Fund or a violation of the Code of Ethics of the Adviser has occurred, that appropriate action was taken in response to such violation. Annually, the Adviser shall furnish to the Fund a written report which complies with the requirements of Rule 17j-1 concerning the Adviser’s Code of Ethics. Upon the Fund’s reasonable request, the Adviser shall permit the Fund to examine the reports required to be made by the Adviser under Rules 204A-1(b) and 17j-l(d)(1) and this subparagraph.

(f) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Adviser and its supervised persons, and, to the extent the activities of the Adviser in respect of the Fund could affect the Fund, by the Fund, of “federal securities laws” (as defined in Rule 38a-1 under the 1940 Act), and that the Adviser has provided the Fund with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund. The Adviser agrees to cooperate with periodic reviews by the Fund’s compliance personnel of the Adviser’s policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund from time to time such additional information and certifications in respect of the Adviser’s policies and procedures, compliance by the Adviser with federal securities laws and related matters as the Fund’s compliance personnel may reasonably request. The Adviser agrees to promptly notify the Fund of any compliance violations which affect the Fund’s assets.

(g) The Adviser will immediately notify the Fund of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or otherwise. The Adviser will also immediately notify the Fund if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund.

13. Certifications. The Adviser hereby warrants and represents that it will provide the requisite certifications reasonably requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR and Form N-Q as required under the Sarbanes-Oxley Act of 2002 to the extent that such reporting and certifications relate to the Adviser’s duties and responsibilities under this Agreement.

14. Duration and Termination of this Agreement. This Agreement shall become effective with respect to the Fund at the time the Fund commences operations pursuant to an effective amendment to the Trust’s Registration Statement under the Securities Act of 1933, as amended. This Agreement shall remain in force for an initial term of one year and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person”, “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

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15. Right to Use Name.

(a) The Adviser shall at all times have all rights in and to the Fund’s name, as listed on Schedule A hereto, or any name derived from using the name “Meritage Capital, LLC” or “Meritage”. It is additionally understood and hereby agreed that the names “Meritage Capital, LLC”, “Meritage”, “Insignia Macro Fund” and any reasonable derivation of the same are the property of the Adviser for copyright, trademark and all other purposes. The name “Meritage Capital, LLC” or “Meritage” and the related “Meritage” logo or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and including with respect to other investment companies that have obtained consent to the use of the name “Meritage.”

16. Confidential Information.

(a) The Adviser and the Trust each expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought, in good faith, to be treated as proprietary or confidential (the “Confidential Information”). Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information.

(b) Neither party shall disclose Confidential Information except: (a) to its employees, agents, consultants, legal advisors or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice to the extent reasonably practicable and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible. Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party not known to be subject to a confidentiality provision; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three (3) years following the expiration or termination of this Agreement.

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(c) Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

17. Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

18. Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Meritage Capital, LLC

515 Congress Avenue, Suite 2200

Austin, TX 78701

Attn: Jason J. Rottinger

To the Trust or the Fund at:

ALPS Series Trust

c/o Insignia Macro Fund

1290 Broadway, Suite 1100

Denver, CO 80203

Attn: Secretary

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19. Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

20. Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

21. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

MERITAGE CAPITAL, LLC	ALPS SERIES TRUST
On behalf of the Funds Listed in Appendix A

By:	By:
Name:	Name:	Jeremy O. May
Title:	Title:	President

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Appendix A

Insignia Macro Fund

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INVESTMENT SUB-ADVISORY AGREEMENT

This Investment Sub-Advisory Agreement made as of the ___day of __________, 2018, by and among ALPS Series Trust, a Delaware statutory trust, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203 (the “Trust”), Sage Advisory Services, Ltd. Co., a Texas limited liability company, located at 5900 Southwest Parkway, Building 1, Suite 100, Austin, Texas 78735, (the “Sub-Adviser”), and Meritage Capital, LLC a Delaware limited liability company located at 515 Congress Avenue, Suite 2200, Austin, Texas 78701 (the “Adviser”).

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Insignia Macro Fund (the “Fund”) is a separate series of the Trust having separate assets and liabilities;

WHEREAS, the Adviser and the Sub-Adviser are each engaged in the business of rendering investment advice; and

WHEREAS, the Adviser and the Sub-Adviser are each registered as investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust, on behalf of the Fund, has retained the Adviser to render investment management services to the Fund pursuant to an Investment Advisory Agreement dated the same date as this Agreement (the “Investment Advisory Agreement”); and

WHEREAS, the Investment Advisory Agreement allows the Adviser to delegate certain of its responsibilities under the Investment Advisory Agreement to others; and

WHEREAS, the Adviser desires to retain the Sub-Adviser to provide a continuous investment program for a portion of the Fund’s assets and the Sub-Adviser is willing to do so pursuant to this Investment Sub-Advisory Agreement (the “Agreement”); and

WHEREAS, the Adviser has the authority to determine, subject to the oversight of the Board of Trustees of the Trust, the amount of the Fund’s assets to be advised by the Sub-Adviser.

NOW, THEREFORE, WITNESSETH: That it is agreed among the parties hereto as follows:

1.	APPOINTMENT OF SUB-ADVISER.

(a) Appointment and Acceptance. The Sub-Adviser is hereby appointed and the Sub-Adviser hereby accepts the appointment, on the terms herein set forth and for the compensation herein provided, to act as investment adviser to that portion of the Fund’s portfolio designated by the Adviser (those assets being referred to as the “Sub-Adviser Account”). In performing its obligations under this Agreement, the Sub-Adviser may not delegate performance of its investment advisory services to any other person or entity, including any one or more of its affiliates.

(b) Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of the Fund.

(c) Representations, Warranties and Covenants of the Sub-Adviser. The Sub-Adviser represents, warrants, covenants and agrees that it:

(i) has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding agreement of the Sub-Adviser enforceable against the Sub-Adviser in accordance with its terms;

(iii) is registered and will maintain its registration as an investment adviser under the Advisers Act;

(iv) shall promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise;

(v) is registered with the Commodity Futures Trading Commission (“CFTC”) in all capacities, if any, in which the Sub-Adviser is required under the Commodity Exchange Act (“CEA”) and the CFTC’s regulations to be so registered and is registered with the National Futures Association (“NFA”) if required to be a member thereof;

(vi) shall comply with such other requirements of the CEA and CFTC regulations that apply to Sub-Adviser with regard to the Fund;

(vii) shall cooperate by assisting the Adviser in fulfilling any disclosure or reporting requirements applicable to the Fund under the CEA and/or CFTC regulations;

(viii) has delivered to the Adviser and the Trust a copy of its Form ADV as most recently filed with the Securities and Exchange Commission (“SEC”) and shall promptly furnish the Adviser and the Trust all amendments or supplements to its Form ADV;

(ix) has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and has provided the Adviser and the Trust with a copy of such code of ethics upon the execution of this Agreement. On at least an annual basis, the Sub-Adviser will comply with the reporting requirements of Rule 17j-1, which may include: (i) certifying to the Adviser that the Sub-Adviser and its access persons have complied with the Sub-Adviser’s code of ethics, and (ii) identifying any material violations which have occurred;

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(x) upon reasonable notice from and the reasonable request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees and its agents to examine the reports required to be made by the Sub-Adviser pursuant to Rule 17j-1 and all other records relevant to the Sub-Adviser’s code of ethics.

(xi) it is not currently the subject of, and has not been the subject of during the last (3) years, any enforcement action by the SEC, CFTC or other regulatory or self-regulatory authority;

(xii) shall promptly notify the Adviser in the event that the Sub-Adviser or any of its affiliates becomes aware that the Sub-Adviser (a) is the subject of an administrative proceeding or enforcement action by the SEC, CFTC or other regulatory authority or (b) is, or will likely be, served or otherwise given notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust, the Sub-Adviser, or the Adviser or any of their affiliates;

(xiii) it maintains errors and omissions insurance coverage in an appropriate scope and amount and shall upon request provide to Adviser any information it may reasonably require concerning the amount of or scope of such insurance;

(xiv) it is not a party to any agreement, arrangement, or understanding that would restrict, limit, or otherwise interfere with the ability of the Trust, the Adviser or any of their respective affiliates to employ or engage the Sub-Adviser’s key investment professionals or any entity managed by such investment professionals, now or in the future, to manage the Sub-Adviser Account or any other assets managed by Adviser or any of its affiliates;

(xv) has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents. Upon reasonable notice to and reasonable request, the Sub-Adviser shall provide the Adviser with access to the records relating to such policies and procedures as they relate to the Sub-Adviser Account. The Sub-Adviser will also provide, at the reasonable request of the Adviser, periodic certifications, in a form reasonably acceptable to the Adviser, attesting to such written policies and procedures; and

(xvi) acknowledges receipt of the Fund’s most current prospectus and statement of additional information contained in the Trust’s registration statement (collectively, the “Prospectus”).

(d) Representations, Warranties and Covenants of Adviser. The Adviser represents, warrants, covenants and agrees that it:

(i) has been appointed by the Board of Trustees of the Trust to serve as the investment adviser to the Fund;

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(ii) has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(iii) is registered and will maintain its registration as an investment adviser registered under the Advisers Act;

(iv) has the authority under the Investment Advisory Agreement to appoint the Sub-Adviser, subject to the approval by the Board of Trustees of the Trust;

(v) is registered with the CFTC in all capacities, if any, in which the Adviser is required under the CEA and the CFTC’s regulations to be so registered and is registered with the NFA if required to be a member thereof;

(vi) shall promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and

(vii) has provided the Sub-Adviser with the Fund’s most current Prospectus and instructions, policies and directions of the Trustees pertaining to the Adviser and the Fund, as in effect from time to time. The Adviser shall promptly furnish to the Sub-Adviser copies of all material amendments or supplements to the foregoing documents as well as such other information as is reasonably necessary for the Sub-Adviser to carry out its obligations under this Agreement.

2.	PROVISION OF INVESTMENT SUB-ADVISORY SERVICES.

Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund, and subject to the supervision of the Adviser and oversight of the Board of Trustees and consistent with its fiduciary duties to the Fund, the Sub-Adviser shall have the sole and exclusive responsibility for the making of all investment decisions for the Sub-Adviser Account, including purchase, retention and disposition of securities and other investments, in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and in accordance with this Agreement. The Adviser has the right at any time to reallocate the portion of the Fund’s assets allocated to the Sub-Adviser Account pursuant to this Agreement if the Adviser deems such allocation appropriate.

(a) In providing its services under this Agreement, the Sub-Adviser shall be subject to and comply with:

(i) this Agreement, the 1940 Act, the regulations and any other requirement of state or federal laws including without limitation the rules, regulations and policy statements approved or issued by the SEC or CFTC under such laws and all applicable securities laws in the jurisdiction where the Sub-Adviser is located or in which the Sub-Adviser Account invests, as amended from time to time (collectively, “Relevant Law”);

(ii) the investment restrictions, objectives, strategies and policies set forth in the Prospectus;

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(iii) the supervision of the Board of Trustees of the Trust; and

(iv) such specific instructions as the Board of Trustees of the Trust or the Adviser may adopt and communicate to the Sub-Adviser.

The Sub-Adviser shall immediately notify Adviser if it is unable to comply with any of the foregoing.

(b) For the purpose of complying with Rule 10f-3(a)(6)(ii), Rule 12d3-1(c)(3)(ii) and Rule 17a-10(a)(2) under the 1940 Act, the Sub-Adviser hereby agrees that: (i) with respect to transactions in securities or other assets for the Fund, it will not consult with any other sub-adviser to the Fund, or with any sub-adviser that is principal underwriter for the Fund or an affiliated person of such principal underwriter; (ii) with respect to transactions in securities or other assets for the Fund, it will not consult with any sub-adviser to a separate series of the Trust for which the Adviser serves as investment adviser, or with any sub-adviser the Fund that is a principal underwriter to the Fund or an affiliated person of such principal underwriter; and (iii) its responsibility in providing investment advisory services to the Fund shall be limited solely to the Sub-Adviser Account.

(c) The Sub-Adviser shall monitor its compliance with the Prospectus at all times and shall report to Adviser immediately any transactions or holdings that may be in violation of the Prospectus. The Sub-Adviser shall have the sole obligation to correct any such violation of the Prospectus and shall reimburse Adviser, the Fund or the Sub-Adviser Account for any and all losses, costs or damages resulting from such violation if such violation breaches the Sub-Adviser’s standard of care set forth in Section 7.

(d) If for any reason that is beyond the control of the Sub-Adviser, including market movements, contributions to or withdrawals from the Sub-Adviser Account or a change in the nature of any investment (whether through change in business activity or credit rating), the Sub-Adviser Account ceases to comply with the Prospectus, then the Sub-Adviser must promptly remedy the non-compliance.

(e) The Sub-Adviser must use reasonable efforts to satisfy any instruction from the Board of Trustees of the Trust or the Adviser relating to the assets allocated to the Sub-Adviser Account promptly.

(f) The Sub-Adviser will, at its own expense:

(i) advise the Adviser and the Fund in connection with investment policy decisions to be made by it regarding the Sub-Adviser Account and, upon request, furnish the Adviser with research, economic and statistical data in connection with the Sub-Adviser Account’s investments and investment policies;

(ii) furnish the Fund’s custodian (“Custodian”) with daily information as to executed trades. The Custodian should receive this data by the close of business each day. The Sub-Adviser must provide the Custodian with copies of trade tickets for each transaction effected for the Fund, provide copies to the Adviser or Fund upon request, and promptly forward to the Custodian copies of all brokerage or dealer confirmations;

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(iii) submit such reports and information as the Adviser or the Fund may reasonably request to assist the Custodian, administrator or fund accounting agent in its or their determination of the market value of securities held in the Fund. Such assistance includes (but is not limited to): (a) designating and providing access to one or more employees of the Sub-Adviser who are knowledgeable about the security/issuer, its financial condition, trading and/or other relevant factors for valuation, which employees shall be available for consultation when the Trust’s Valuation Committee convenes; (b) assisting the Adviser or the Custodian in obtaining bids and offers or quotes from brokers/dealers or market-makers with respect to securities held by the Sub-Adviser Account, upon the reasonable request of the Adviser or Custodian; (c) upon the request of the Adviser or Custodian, confirming pricing and providing recommendations for fair valuations; and (d) maintaining adequate records and written backup information with respect to the securities valuation assistance provided hereunder, and providing such information to the Adviser or Trust upon request, with such records being deemed Trust records. The parties acknowledge that the Sub-Adviser and the Custodian or recordkeeping agent of the Fund may use different pricing vendors, which may result in valuation discrepancies;

(iv) place orders for purchases and sales of portfolio investments for the Sub-Adviser Account;

(v) give instructions to the Custodian, connection with such purchases and sales, concerning the delivery of securities and transfer of cash for the Sub-Adviser Account;

(vi) maintain records relating to its portfolio transactions and placing and allocation of brokerage orders with respect to the Sub-Adviser Account as are required to be maintained by the Trust in accordance with applicable laws and regulations, including but not limited to the 1940 Act. The Sub-Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Sub-Adviser or the Trust pursuant to applicable law. To the extent required by law, the books and records pertaining to the Sub-Adviser Account, which are in possession of the Sub-Adviser, shall be the property of the Trust. The Adviser or its representatives, shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable request of the Adviser, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Adviser or its representatives;

(vii) cooperate with the Fund’s independent public accountants and shall take reasonable action to make all necessary information available to the accountants for the performance of the accountants’ duties;

(viii) assist in the preparation of all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

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(ix) prepare and cause to be filed in a timely manner Form 13F and Schedule 13G, if required, with respect to securities held in the Sub-Adviser Account;

(x) furnish to the Board of Trustees such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments hereto for the purpose of casting a vote pursuant to Section 8 hereof;

(xi) notify the Adviser and the Trust of any change in its ownership, including any change of control, and of any changes to key personnel who are either portfolio manager(s) of the Sub-Adviser Account or senior management of the Sub-Adviser in time sufficiently prior to any such change to enable the Adviser and the Trust to comply with the provisions of the 1940 Act, and the rules and regulations thereunder, and any other applicable law, rule or regulation with respect to any such change;

(xii) report to the Adviser and the Trust prior to each meeting of the Board of Trustees, all material changes in the Sub-Adviser Account since the prior report, and will also keep the Adviser and the Trust informed of important developments affecting the Sub-Adviser Account and the Sub-Adviser, and on its own initiative, or as reasonably requested by the Adviser, furnish the Board of Trustees from time to time with such information as the Sub-Adviser may believe appropriate for this purpose, whether concerning the individual companies whose securities are included in the Sub-Adviser Account holdings, the industries in which they engage, the economic, social or political conditions prevailing in each country in which the Sub-Adviser Account maintains investments, or otherwise;

(xiii) provide reasonable assistance to the Trust, with respect to the Sub-Adviser’s management of the Sub-Adviser Account, in connection with (a) the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder and (b) Rule 38a-1 of the 1940 Act. With respect to compliance with Rule 38a-1 of the 1940 Act, such assistance shall include, but not be limited to, (i) certifying periodically, upon the reasonable request of the Trust, that it is in compliance with all applicable “federal securities laws,” as required by Rule 38a-1(e)(1) under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (ii) facilitating and cooperating with third-party audits arranged by the Trust to evaluate the effectiveness of its compliance controls; and (iii) providing the Trust’s chief compliance officer with access to its compliance personnel; (iv) providing the Trust’s chief compliance officer with periodic reports; (v) promptly providing special reports to the Trust’s chief compliance officer upon request; and (vi) promptly providing notice of any material compliance matters;

(xiv) attend regular business and investment related meetings with the Board of Trustees and the Adviser, as requested by the Trust, the Adviser, or both; and

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(xv) within the time period agreed upon between the Adviser and Sub-Adviser following a calendar quarter end, the Sub-Adviser’s chief compliance officer shall complete and deliver a compliance questionnaire to Adviser and the Trust, certifying that no material breaches of policy or procedures have occurred in relation to the Sub-Adviser Account.

3.	PROXY VOTING AND LEGAL PROCEEDINGS.

Absent specific instructions to the contrary provided to it by the Adviser, and subject to its receipt of all necessary voting materials, the Sub-Adviser will vote all proxies with respect to investments of the Sub-Adviser Account in accordance with the Sub-Adviser’s proxy voting policy as most recently provided to the Adviser. The Sub-Adviser shall use its good faith judgment in a manner which it reasonably believes best serves the interests of the Fund’s shareholders to vote or abstain from voting all proxies solicited by or with respect to the issuers of securities in the Sub-Adviser Account. The Sub-Adviser’s obligations in the previous sentence are contingent upon its timely receipt of such proxy solicitation materials, which the Adviser shall cause to be forwarded to the Sub-Adviser. The Sub-Adviser further agrees that it will provide the Board of Trustees, as the Board may reasonably request, with a written report of the proxies voted during the most recent 12-month period or such other period as the Board may designate, in a format that shall comply with the 1940 Act. Upon reasonable request, the Sub-Adviser shall provide the Adviser with all proxy voting records relating to the Sub-Adviser Account, including but not limited to those required by Form N-PX. Upon request of the Adviser or Trust, the Sub-Adviser will also provide an annual certification, in a form reasonably acceptable to the Adviser, attesting to the accuracy and completeness of such proxy voting records.

4.	ALLOCATION OF EXPENSES.

Each party to this Agreement shall bear the costs and expenses of performing its obligations hereunder. In this regard, the Trust specifically agrees that the Fund shall assume the expense of:

(a) brokerage commissions for transactions in the portfolio investments of the Fund and similar fees and charges for the acquisition, disposition, lending or borrowing of such portfolio investments;

(b) custodian fees and expenses;

(c) all taxes, including issuance and transfer taxes, and reserves for taxes payable by the Fund to federal, state or other government agencies; and

(d) interest payable on any Fund borrowings.

The Sub-Adviser specifically agrees that with respect to the operation of the Fund, the Sub-Adviser shall be responsible for providing the personnel, office space and equipment, including any investment related software or technology resources, reasonably necessary for the operation of the management of the Sub-Adviser Account. In order to minimize the need and expense on Adviser of convening a special Board of Trustees meeting, the Sub-Adviser agrees that, to the extent reasonably practical, the Sub-Adviser will provide Adviser sufficient notice of any changes to the Sub-Adviser, so that such issues may be considered by the Board of Trustees during its regularly scheduled quarterly meetings. The Sub-Adviser shall be responsible for all the costs associated with any special meetings of the Trust or shareholders convened for the primary benefit of the Sub-Adviser (including, but not limited to, the legal fees associated with preparing a proxy statement and associated mailing and solicitations costs). Nothing in this Agreement shall alter the allocation of expenses and costs agreed upon between the Fund and the Adviser in the Investment Advisory Agreement or any other agreement to which they are parties.

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5.	SUB-ADVISORY FEES.

For all of the services rendered with respect to the Fund as herein provided, the Adviser shall pay to the Sub-Adviser an annual management fee accrued daily at the rate of 1/365th (or 1/366th in any year in which the month of February has 29 days) of the rate set forth on Schedule A (for the payment of which the Fund shall have no obligation or liability). Such fee shall be payable monthly, as soon as practicable after the last day of each calendar month. In the case of termination of this Agreement with respect to the Fund during any calendar month, the fee with respect to such Sub-Adviser Account accrued to, but excluding, the date of termination shall be paid promptly following such termination.

6.	PORTFOLIO TRANSACTIONS.

(a) Subject to any limitations communicated by the Adviser to the Sub-Adviser, in connection with the investment and reinvestment of the assets of the Sub-Adviser Account, the Sub-Adviser is authorized to select the brokers or dealers that will execute purchase and sale transactions for the Sub-Adviser Account and to use all reasonable efforts to obtain the best available price and most favorable execution with respect to all such purchases and sales of portfolio securities for said Sub-Adviser Account. The Sub-Adviser shall maintain records adequate to demonstrate compliance with the requirements of this section. Subject to the policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the Sub-Adviser shall have the right to follow a policy of selecting brokers who furnish brokerage and research services to the Fund or to the Sub-Adviser, and who charge a higher commission rate to the Fund than may result when allocating brokerage solely on the basis of seeking the most favorable price and execution. The Sub-Adviser shall determine in good faith that such higher cost was reasonable in relation to the value of the brokerage and research services provided and shall make reasonable reports regarding such determination and description of the products and services obtained if so requested by the Fund.

(b) The Adviser authorizes and empowers the Sub-Adviser to direct the Custodian to open and maintain brokerage accounts for securities and other property, including financial and commodity futures and commodities and options thereon (all such accounts hereinafter called “brokerage accounts”) for and in the name of the Fund and to execute for the Fund as its agent, standard customer agreements with such broker or brokers as the Sub-Adviser shall select as provided above; provided that: (i) the Sub-Adviser does not contravene the Investment Guidelines or Prospectus; (ii) the Sub-Adviser does not violate the 1940 Act or applicable law; (iii) should the Sub-Adviser aggregate transactions of the Sub-Adviser with other client accounts managed by the Sub-Adviser, any liability or amounts due from other client accounts will not be attributable or chargeable to the Sub-Adviser Account and (iv) the Sub-Adviser shall reasonably determine that the terms of any such document or contract are not disadvantageous to the Fund and that the interests of the Fund are adequately protected.

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(c) The Sub-Adviser may, using such of the securities and other property in the Fund as the Sub-Adviser deems necessary or desirable, direct the Custodian to deposit for the Fund original and maintenance brokerage and margin deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Sub-Adviser deems desirable or appropriate. The Sub-Adviser shall cause all securities and other property purchased or sold for the Fund to be settled at the place of business of the Custodian or as the Custodian shall direct. All securities and other property of the Fund shall remain in the direct or indirect custody of the Custodian. The Sub-Adviser shall notify the Custodian as soon as practicable of the necessary information to enable the Custodian to affect such purchases and sales.

(d) The Sub-Adviser further shall have the authority to instruct the Custodian (i) to pay cash for securities and other property delivered to the Custodian for the Fund, (ii) to deliver securities and other property against payment for the Fund, and (iii) to transfer assets and funds to such brokerage accounts as the Sub-Adviser may designate, all consistent with the powers, authorities and limitations set forth herein. The Sub-Adviser shall not have authority to cause the Custodian to deliver securities and other property, or pay cash to the Sub-Adviser except as expressly provided herein.

(e) Unless specifically permitted by the 1940 Act (and the rules thereunder) and procedures adopted by the Trust, on behalf of the Fund, the Sub-Adviser agrees that it will not execute any portfolio transactions for the Sub-Adviser Account with a broker or dealer which is (i) an affiliated person of the Fund, the Trust, the Sub-Adviser or the Adviser; (ii) a principal underwriter of the Fund’s shares; or (iii) an affiliated person of such an affiliated person or principal underwriter. The Sub-Adviser agrees that it will provide the Adviser with a written list of brokers and dealers that are affiliates of the Sub-Adviser and will, from time to time, update such list as necessary.

(f) If the Sub-Adviser’s instructions to the Custodian cause an overdraft of the Sub-Adviser Account, the Sub-Adviser shall bear the expenses of any resulting Custodian overdraft fee.

7.	STANDARD OF CARE; LIABILITY; INDEMNITY.

(a) The Sub-Adviser shall discharge its duties under this Agreement with the care, skill, prudence and diligence under the circumstances prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, but shall not be liable for any action taken or omitted by the Sub-Adviser in the absence of bad faith, willful misconduct, negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, the Fund or any shareholder of the Fund may have under any federal securities law or state law.

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(b) The Sub-Adviser shall indemnify the Trust, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) (i) arises out of or is based upon or in connection with any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser or the Trust by the Sub-Adviser; (ii) arises out of or is based upon any material breach of any of the representations, warranties, covenants or obligations of the Sub-Adviser with respect to this Agreement; or (iii) arises out of or is based upon the willful malfeasance, bad faith, negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement.

(c) The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(d) For the avoidance of doubt, neither the holders of shares of the Fund nor the members of the Board of Trustees shall be personally liable under this Agreement.

8.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT.

(a) This Agreement shall go into effect as to the Fund at the time the Fund commences operations pursuant to an effective amendment to the Trust’s registration statement under the Securities Act of 1933, as amended, and shall remain in effect for one year from the date thereof unless sooner terminated as hereinafter provided. This Agreement shall continue in effect thereafter for additional periods not exceeding one (l) year so long as such continuation is approved for the Fund at least annually by (i) the Board of Trustees or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval. The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act;

(b) This Agreement may be terminated by the Trust on behalf of the Fund at any time without payment of any penalty, by the Board of Trustees, by the Adviser, or by vote of a majority of the outstanding voting securities of the Fund, without the payment of any penalties, upon sixty (60) days’ written notice to the Sub-Adviser, and by the Sub-Adviser upon sixty (60) days’ written notice to the Fund and the Adviser. In the event of a termination, the Sub-Adviser shall cooperate in the orderly transfer of the Fund’s affairs and, at the request of the Board of Trustees or the Adviser, transfer any and all books and records of the Fund maintained by the Sub-Adviser on behalf of the Fund;

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(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and the Sub-Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to take appropriate measures; and

(d) This Agreement will also terminate in the event that the Investment Advisory Agreement is terminated.

9.	AGGREGATION OF ORDERS.

Nothing in this Agreement shall preclude the combination of orders for the sale or purchase of securities of the Sub-Adviser Account with those for other accounts managed by the Sub-Adviser or its affiliates. When a security proposed to be purchased or sold for the Sub-Adviser Account is also to be purchased or sold for other accounts managed by the Sub-Adviser at the same time, the Sub-Adviser may aggregate such orders and shall allocate such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

Adviser acknowledges and understands that the Sub-Adviser performs investment management, supervisory and advisory services for various clients and may give advice and take action with respect to any of its other clients which may differ from advice given as to, or the timing or nature of action taken with respect to, the Sub-Adviser Account. Provided that its advice relates to the particular needs of each client, the Sub-Adviser will have no obligation to recommend for purchase or sale any security which Adviser, its principals, affiliates or employees may purchase or sell for themselves or recommend for other clients. The Adviser recognizes that transactions in a specific security may not be accomplished for all client accounts, including the Sub-Adviser Account, at the same time or at the same price.

10.	NO BORROWING.

The Sub-Adviser agrees that neither it nor any of its officers or employees shall borrow from the Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

11.	AMENDMENT.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties.

12.	SEVERABILITY.

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and shall remain in full force and effect.

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13.	CONFIDENTIALITY

(a) Each party expressly undertakes to protect and to preserve the confidentiality of all information and know-how made available under or in connection with this Agreement, or the parties’ activities hereunder that is either designated as being confidential, or which, by the nature of the circumstances surrounding the disclosure, ought in good faith be treated as proprietary or confidential (the “Confidential Information”). The Sub-Adviser understands that the holdings, performance or any other information regarding the Sub-Adviser Account managed by the Sub-Adviser is the property of the Trust and may be used by the Trust or by Adviser as its agent in the Fund’s discretion. Each party shall take reasonable security precautions, at least as great as the precautions it takes to protect its own confidential information but in any event using a reasonable standard of care, to keep confidential the Confidential Information. Neither party shall disclose Confidential Information except: (a) to its employees, consultants, legal advisers or auditors having a need to know such Confidential Information; (b) in accordance with a judicial or other governmental order or when such disclosure is required by law, provided that prior to such disclosure the receiving party shall provide the disclosing party with written notice and shall comply with any protective order or equivalent; or (c) in accordance with a regulatory audit or inquiry, without prior notice to the disclosing party, provided that the receiving party shall obtain a confidentiality undertaking from the regulatory agency where possible.

(b) Neither party will make use of any Confidential Information except as expressly authorized in this Agreement or as agreed to in writing between the parties. However, the receiving party shall have no obligation to maintain the confidentiality of information that: (a) it received rightfully from another party prior to its receipt from the disclosing party; (b) the disclosing party discloses generally without any obligation of confidentiality; (c) is or subsequently becomes publicly available without the receiving party’s breach of any obligation owed the disclosing party; or (d) is independently developed by the receiving party without reliance upon or use of any Confidential Information. Each party’s obligations under this clause shall survive for a period of three (3) years following the expiration or termination of this Agreement.

(c) Notwithstanding anything herein to the contrary, each party to this Agreement may disclose any information with respect to the United States federal income tax treatment and tax structure (and any fact that may be relevant to understanding the purported or claimed federal income tax treatment of the transaction) of the transactions contemplated hereby.

14.	USE OF NAMES.

(a) The Sub-Adviser from time to time shall make available, without charge to the Adviser or the Trust, any marks or symbols owned by the Sub-Adviser (the “Mark”), including marks or symbols containing the Mark or any variation thereof, to use in the Fund’s Prospectus and/or Fund sales literature. Upon termination of this Agreement, the Adviser and the Trust must promptly cease use of the Mark.

(b) During the term of this Agreement and after its termination, the Sub-Adviser shall not use the name of the Fund, the Adviser or any combination or derivation thereof in any material relating to the Sub-Adviser in any manner not approved prior thereto in writing by the Adviser and the Trust. Notwithstanding the foregoing, the Sub-Adviser may disclose its relationship with the Adviser in specific marketing materials to prospective accounts and include the Sub-Adviser Account’s performance in calculating composites.

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(c) The Sub-Adviser shall not use the name of the Trust or any Fund on any checks, bank drafts, bank statements or forms for other than internal use in a manner not approved by the Trust prior thereto in writing; provided however, that the approval of the Trust shall not be required for the use of the Trust’s or Fund’s name which merely refers in accurate and factual terms to the Trust or Fund in connection with the Sub-Adviser’s role hereunder or which is required by any appropriate regulatory, governmental or judicial authority; and further provided that in no event shall such approval be unreasonably withheld or delayed.

15.	NOTICES.

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, electronic mail, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:
Meritage Capital, LLC

515 Congress Avenue, Suite 2200

Austin, Texas 78701

Attn: General Counsel
Legal@aurorallc.com

SUB-ADVISER:
Sage Advisory Services, Ltd. Co.
5900 Southwest Parkway
Building 1, Suite 100
Austin, Texas 78735
Attn: Chief Compliance Officer
jslais@sageadvisory.com

FUND:
Insignia Macro Fund
c/o ALPS Series Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

16.	GOVERNING LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Colorado without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

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17.	ASSIGNMENT.

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

18.	MULTIPLE ORIGINALS.

This Agreement may be executed on two or more counterparts, each of which when so executed shall be deemed to be an original, but such counterparts shall together constitute but one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above and agree that this agreement shall be effective as of the first day on which the Fund first allocates capital to the Sub-Adviser.

MERITAGE CAPITAL, LLC

By:
Name:
Title:

SAGE ADVISORY SERVICES, LTD. CO.

By:
Name:	Roger G. Smith, III
Title:	President & CIO

ALPS SERIES TRUST, on behalf of the INSIGNIA MACRO FUND

By:	/s/
Name:	Jeremy O. May
Title:	President

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SCHEDULE A

SUB-ADVISORY FEES

The Sub-Adviser will receive a management fee from the Adviser based on the following schedule:

First $25 million: 0.10% (10 basis points)

Next $25 million: 0.18% (18 basis points)

Over $50 million: 0.10% (10 basis points)

Minimum annual fee: $25,000

Schedule A - Page 1

EXHIBIT B

DATA REGARDING PRIOR AND NEW AGREEMENTS

A.	Dates of Prior Agreement

Prior Agreement	Last approved by Board on	Last approved by Shareholders on
Investment Advisory Agreement among ALPS Series Trust, on behalf of Insignia Macro Fund, and Meritage Capital, LLC dated December 9, 2013, as may be amended from time to time	November 16, 2017	December 19, 2013
Investment Sub-Advisory Agreement among ALPS Series Trust, on behalf of Insignia Macro Fund, Meritage Capital, LLC and Sage Advisory Services, Ltd. Co., dated December 9, 2013, as may be amended from time to time	November 16, 2017	December 19, 2013

B.	Advisory Fee Rates Under Prior and New Agreements for the Fund.

Under the terms of the Prior Advisory Agreement, Meritage was entitled to receive an annual management fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month in the amount of 1.25% (125 basis points) of the Fund’s daily net assets during the month.

Under the terms of the Prior Sub-Advisory Agreement, Meritage paid Sage an annual management fee of 10 basis points for the first $25 million, 18 basis points for the next $25 million and 10 basis points for assets in excess of $50 million. The sub-advisory fee was based on the Fund’s average daily net assets during the month. The sub-advisory fee was paid on a monthly basis, with a minimum annual fee of $25,000.

The management fee payable to Meritage under the New Advisory Agreement will be the same as under the Prior Advisory Agreement. Sage will receive the same fee under the New Sub-Advisory Agreement as it did under the Prior Sub-Advisory Agreement.

B-1

C.	Payments to Meritage During the Fiscal Year Ended September 30, 2017.

Aggregate Advisory Fees Paid by the Fund to Meritage for Fiscal Year Ended 9/30/17	Aggregate Other Payments by the Fund to Meritage for Fiscal Year Ended 9/30/17	Aggregate Other Payments by the Fund to Affiliates of Meritage or Affiliates of Such Affiliates for Fiscal Year Ended 9/30/17
$562,821	$0	$0

D.	Payments to Sage During the Fiscal Year Ended September 30, 2017.

Aggregate Advisory Fees Paid by Meritage to Sage for Fiscal Year Ended 9/30/17	Aggregate Other Payments by the Fund to Sage for Fiscal Year Ended 9/30/17	Aggregate Other Payments by the Fund to Affiliates of Sage or Affiliates of Such Affiliates for Fiscal Year Ended 9/30/17
$53,465	$0	$0

E.	Whether Meritage Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Fund.

Meritage has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses so as to limit the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to an annual rate of 1.75%.

B-2

[Insignia Macro Fund Logo]

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **www.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a representative when you call toll-free (800) 714-3305 Monday through Friday 9 a.m. to 10 p.m. Eastern Time

CONTROL NUMBER **SAMPLE BALLOT ONLY**

INSIGNIA MACRO FUND

A SERIES OF ALPS SERIES TRUST

The undersigned, revoking previous proxies, if any, hereby appoints Jeremy O. May, Kimberly R. Storms, and Richard C. Noyes, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the Insignia Macro Fund (the "Fund") to be held at the Fund's offices, at 1290 Broadway, Suite 1100, Denver, Colorado, on July 6, 2018 at 10:00 a.m. Mountain Time and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ALPS SERIES TRUST (THE "TRUST"), AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on July 6, 2018. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/ InsigniaMacroFund2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free **(800) 714-3305. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

PROXY CARD

INSIGNIA MACRO FUND

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees of the Trust (the "Board"). Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board and the Proposal below is recommended for approval by shareholders of the Fund. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR	AGAINST	ABSTAIN
PROPOSAL:			
1. To approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and Meritage Capital, LLC (the "Adviser").	O	O	O
2. To approve a new Sub-Advisory Agreement among the Trust, on behalf of the Fund, the Adviser, and Sage Advisory Services, Ltd. Co.	O	O	O
3. To transact such other business as may properly come before the Meeting and any adjournments thereof.			

THANK YOU FOR YOUR CONSIDERATION AND VOTING